UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06105

                OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                ------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------

         Date of reporting period: DECEMBER 1, 2003 - NOVEMBER 30, 2004
                                   ------------------------------------
ITEM 1.  REPORTS TO STOCKHOLDERS.

TOP HOLDINGS AND ALLOCATIONS
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--------------------------------------------------------------------------------
TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                                              4.0%
--------------------------------------------------------------------------------
Total SA, B Shares                                                          3.9
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                                            3.8
--------------------------------------------------------------------------------
Tesco plc                                                                   3.2
--------------------------------------------------------------------------------
Rio Tinto plc                                                               3.2
--------------------------------------------------------------------------------
Deutsche Telekom AG                                                         3.1
--------------------------------------------------------------------------------
Deutsche Boerse AG                                                          3.0
--------------------------------------------------------------------------------
Pernod-Ricard SA                                                            2.9
--------------------------------------------------------------------------------
SKF AB, B Shares                                                            2.8
--------------------------------------------------------------------------------
Swatch Group AG (The)                                                       2.8

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2004, and are based on net assets.

For more current Fund holdings, please visit www.oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS
--------------------------------------------------------------------------------
United Kingdom                                                             21.8%
--------------------------------------------------------------------------------
Japan                                                                      17.7
--------------------------------------------------------------------------------
France                                                                     17.1
--------------------------------------------------------------------------------
Germany                                                                    12.1
--------------------------------------------------------------------------------
Switzerland                                                                 6.4
--------------------------------------------------------------------------------
Italy                                                                       4.5
--------------------------------------------------------------------------------
Canada                                                                      3.8
--------------------------------------------------------------------------------
Austria                                                                     3.5
--------------------------------------------------------------------------------
Sweden                                                                      2.9
--------------------------------------------------------------------------------
New Zealand                                                                 2.2

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2004, and are based on common stocks.
--------------------------------------------------------------------------------


              9 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGIONAL ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Europe                70.9%
Asia                  22.3
United States/Canada   5.4
Middle East/Africa     1.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2004, and are based on total investments.
--------------------------------------------------------------------------------


              10 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED NOVEMBER 30, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO APPROPRIATE BROAD-BASED MARKET INDICES.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. On an absolute basis, the Fund enjoyed strong returns. However, its relative performance failed to match that of its primary international stock benchmark the MSCI EAFE Index. Performance suffered from a lack of meaningful exposure to the utility sector, the benchmark's best-performing group during the period. Overweighting the telecommunications sector also detracted from results, as did poor performance in individual stock holdings in Japan and Canada.

      The Fund's overall investment philosophy continued to be based on thorough bottom-up fundamental stock research. Our team of analysts carefully investigates every company we purchase or consider purchasing for the portfolio. The team seeks to evaluate business strength and identify profitable companies we believe have appreciation potential of at least 30% with moderate downside risk.

      Our management approach was based on several themes we were following during the past 12 months. One was the rising cost of oil and its impact on investments in the energy sector. Oil prices soared throughout the period, reaching $55 per barrel late in the period before settling at approximately $49 on November 30. Because these levels were far higher than we had anticipated--not to mention considerably greater than what we believed the fundamentals warranted--the Fund was underweighted in oil stocks during the period. As the period progressed, however, we did increase the Fund's holdings to a more neutral weighting. Our focus was on conservative integrated oil companies that we believed were less likely to lose value if oil prices fell--as we expected and as appeared to be the case in the final month of the reporting period--and more likely to benefit if refining margins remain high. By contrast, we de-emphasized more volatile oil stocks within the Fund, such as exploration and production companies, which have done very well but would be vulnerable if oil prices continue to give back gains.

      The Fund also remained underweighted in the utility sector. Utilities as a group performed well during the past 12 months because of their recent emphasis on their core operations and paying down debt. Although utility stocks were attractively valued, we did not believe they offered the minimum 30% upside potential that we typically favor when making new investments.

      By contrast, the Fund was overweighted in the telecommunications sector, which we believed offered better appreciation opportunities. We added to the Fund's holdings in such market-leading telecom services firms as U.K.-based Vodafone Group plc, Germany's Deutsche Telekom AG and Japan's NTT DoCoMo, Inc. Despite our continued optimism for these companies' prospects, all three lost ground during the period in line with global


             11 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

skepticism about the telecommunications sector. DoCoMo was a particular detractor, as investors in Japan preferred the country's financial and retail stocks that were positioned to benefit from a recovering economy. As the company's valuation lagged, we used the weakness as an opportunity to purchase even more DoCoMo shares at what we believed was an attractive price.

      The most substantial detractor from results during the past 12 months was a Canadian regional jet manufacturer. The company's shares were hurt by the bankruptcy filings of several U.S. airlines, as well as by troubles associated with its railway business.

      On the positive side, the Fund was helped by a position in Pernod-Ricard SA, a French spirits maker. Pernod-Ricard benefited from a turnaround of its Chivas Regal whisky brand, acquired from Seagrams, and from strong financial results in Asia. German auto parts maker Continental AG also helped the Fund's performance. The company enjoyed better profit margins than its competitors and saw improved performance in its North American business. Takeda Chemical Industries, Ltd. the leading Japanese drug maker and the Fund's largest holding at period end, also boosted results. We bought Takeda early in the period when it was trading at a very low multiple. As the period went on, the market increasingly came to recognize the company's inherent value and lifted its shares.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until November 30, 2004. In the case of Class A, B and C shares performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, which is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Prior to August 29, 2003, the Fund used a global investment style and compared its performance to the Morgan Stanley Capital International World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. The Fund's performance is also compared to this Index. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


              12 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

     Oppenheimer Quest International Value Fund, Inc.(SM) (Class A)

     MSCI EAFE Index

     MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Oppenheimer Quest
                                International
                               Value Fund, Inc.       MSCI EAFE          MSCI
        Date                      (Class A)             Index        World Index
     11/30/1994                     9,425               10,000          10,000
     02/28/1995                     9,560                9,655          10,096
     05/31/1995                    10,390               10,525          11,051
     08/31/1995                    10,980               10,573          11,349
     11/30/1995                    11,287               10,790          11,901
     02/29/1996                    11,707               11,317          12,553
     05/31/1996                    12,370               11,683          13,081
     08/31/1996                    12,258               11,439          12,835
     11/30/1996                    13,160               12,094          14,191
     02/28/1997                    13,743               11,718          14,302
     05/31/1997                    14,545               12,601          15,379
     08/31/1997                    15,264               12,510          15,767
     11/30/1997                    15,297               12,079          16,034
     02/28/1998                    16,490               13,569          17,819
     05/31/1998                    17,518               14,038          18,526
     08/31/1998                    14,658               12,526          16,418
     11/30/1998                    16,732               14,106          19,311
     02/28/1999                    16,854               14,280          20,156
     05/31/1999                    18,100               14,692          21,034
     08/31/1999                    19,253               15,787          21,919
     11/30/1999                    20,352               17,128          23,486
     02/29/2000                    19,465               17,960          24,007
     05/31/2000                    20,824               17,253          23,967
     08/31/2000                    21,008               17,336          24,870
     11/30/2000                    20,651               15,508          21,755
     02/28/2001                    20,819               14,853          20,638
     05/31/2001                    20,831               14,330          20,459
     08/31/2001                    19,560               13,161          18,625
     11/30/2001                    18,578               12,582          18,340
     02/28/2002                    18,037               12,070          17,748
     05/31/2002                    18,201               12,995          17,955
     08/31/2002                    15,973               11,228          15,482
     11/30/2002                    15,834               11,046          15,604
     02/28/2003                    14,790                9,997          14,155
     05/31/2003                    17,005               11,443          16,264
     08/31/2003                    17,634               12,304          17,259
     11/30/2003                    19,661               13,779          18,688
     02/29/2004                    21,612               15,418          20,533
     05/31/2004                    20,630               15,220          20,179
     08/31/2004                    20,441               15,145          20,045
     11/30/2004                    23,009               17,177          22,045

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 11/30/04

1-Year  10.30%      5-Year  1.28%      10-Year  8.69%


             13 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest International Value Fund, Inc.(SM) (Class B)

      MSCI EAFE Index

      MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Oppenheimer Quest
                             International
                            Value Fund, Inc.      MSCI EAFE             MSCI
        Date                   (Class B)            Index            World Index
     11/30/1994                 10,000              10,000             10,000
     02/28/1995                 10,129               9,655             10,096
     05/31/1995                 10,993              10,525             11,051
     08/31/1995                 11,600              10,573             11,349
     11/30/1995                 11,912              10,790             11,901
     02/29/1996                 12,342              11,317             12,553
     05/31/1996                 13,022              11,683             13,081
     08/31/1996                 12,878              11,439             12,835
     11/30/1996                 13,822              12,094             14,191
     02/28/1997                 14,411              11,718             14,302
     05/31/1997                 15,231              12,601             15,379
     08/31/1997                 15,962              12,510             15,767
     11/30/1997                 15,979              12,079             16,034
     02/28/1998                 17,206              13,569             17,819
     05/31/1998                 18,255              14,038             18,526
     08/31/1998                 15,257              12,526             16,418
     11/30/1998                 17,399              14,106             19,311
     02/28/1999                 17,496              14,280             20,156
     05/31/1999                 18,769              14,692             21,034
     08/31/1999                 19,935              15,787             21,919
     11/30/1999                 21,061              17,128             23,486
     02/29/2000                 20,104              17,960             24,007
     05/31/2000                 21,486              17,253             23,967
     08/31/2000                 21,645              17,336             24,870
     11/30/2000                 21,259              15,508             21,755
     02/28/2001                 21,431              14,853             20,638
     05/31/2001                 21,444              14,330             20,459
     08/31/2001                 20,136              13,161             18,625
     11/30/2001                 19,125              12,582             18,340
     02/28/2002                 18,568              12,070             17,748
     05/31/2002                 18,736              12,995             17,955
     08/31/2002                 16,443              11,228             15,482
     11/30/2002                 16,300              11,046             15,604
     02/28/2003                 15,225               9,997             14,155
     05/31/2003                 17,505              11,443             16,264
     08/31/2003                 18,153              12,304             17,259
     11/30/2003                 20,239              13,779             18,688
     02/29/2004                 22,248              15,418             20,533
     05/31/2004                 21,237              15,220             20,179
     08/31/2004                 21,043              15,145             20,045
     11/30/2004                 23,686              17,177             22,045

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 11/30/04

1-Year  10.97%      5-Year  1.45%      10-Year  9.01%




             14 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Quest International Value Fund, Inc.(SM) (Class C)

      MSCI EAFE Index

      MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Oppenheimer Quest
                               International
                              Value Fund, Inc.      MSCI EAFE          MSCI
        Date                    (Class C)             Index         World Index
     11/30/1994                   10,000              10,000          10,000
     02/28/1995                   10,121               9,655          10,096
     05/31/1995                   10,978              10,525          11,051
     08/31/1995                   11,586              10,573          11,349
     11/30/1995                   11,890              10,790          11,901
     02/29/1996                   12,317              11,317          12,553
     05/31/1996                   12,997              11,683          13,081
     08/31/1996                   12,861              11,439          12,835
     11/30/1996                   13,797              12,094          14,191
     02/28/1997                   14,387              11,718          14,302
     05/31/1997                   15,215              12,601          15,379
     08/31/1997                   15,937              12,510          15,767
     11/30/1997                   15,955              12,079          16,034
     02/28/1998                   17,182              13,569          17,819
     05/31/1998                   18,231              14,038          18,526
     08/31/1998                   15,232              12,526          16,418
     11/30/1998                   17,375              14,106          19,311
     02/28/1999                   17,470              14,280          20,156
     05/31/1999                   18,744              14,692          21,034
     08/31/1999                   19,910              15,787          21,919
     11/30/1999                   21,027              17,128          23,486
     02/29/2000                   20,079              17,960          24,007
     05/31/2000                   21,450              17,253          23,967
     08/31/2000                   21,609              17,336          24,870
     11/30/2000                   21,217              15,508          21,755
     02/28/2001                   21,356              14,853          20,638
     05/31/2001                   21,343              14,330          20,459
     08/31/2001                   20,000              13,161          18,625
     11/30/2001                   18,980              12,582          18,340
     02/28/2002                   18,390              12,070          17,748
     05/31/2002                   18,537              12,995          17,955
     08/31/2002                   16,242              11,228          15,482
     11/30/2002                   16,054              11,046          15,604
     02/28/2003                   14,980               9,997          14,155
     05/31/2003                   17,182              11,443          16,264
     08/31/2003                   17,772              12,304          17,259
     11/30/2003                   19,772              13,779          18,688
     02/29/2004                   21,678              15,418          20,533
     05/31/2004                   20,658              15,220          20,179
     08/31/2004                   20,430              15,145          20,045
     11/30/2004                   22,940              17,177          22,045

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 11/30/04

1-Year  15.02%     5-Year 1.76%     10-Year 8.66%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES,THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR
PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


             15 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

    Oppenheimer Quest International Value Fund, Inc.(SM) (Class N)

    MSCI EAFE Index

    MSCI World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Oppenheimer Quest
                             International
                            Value Fund, Inc.      MSCI EAFE          MSCI
        Date                   (Class N)            Index         World Index
     03/01/2001                 10,000             10,000           10,000
     05/31/2001                  9,976              9,648            9,913
     08/31/2001                  9,361              8,861            9,025
     11/30/2001                  8,902              8,471            8,887
     02/28/2002                  8,631              8,126            8,600
     05/31/2002                  8,709              8,749            8,700
     08/31/2002                  7,642              7,560            7,502
     11/30/2002                  7,563              7,437            7,561
     02/28/2003                  7,063              6,730            6,859
     05/31/2003                  8,112              7,704            7,881
     08/31/2003                  8,408              8,284            8,363
     11/30/2003                  9,361              9,277            9,055
     02/29/2004                 10,277             10,380            9,949
     05/31/2004                  9,801             10,247            9,778
     08/31/2004                  9,704             10,197            9,713
     11/30/2004                 10,917             11,564           10,682


AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 11/30/04

1-Year  15.62%      5-Year  N/A      Since Inception (3/1/01)  2.37%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES,THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES,THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR
PERIOD. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE SINCE-INCEPTION RETURN FOR CLASS B USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.


             16 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

OppenheimerFunds, Inc. became the Fund's advisor on 11/25/95, and assumed responsibility for the Fund's portfolio stock selection on 1/1/05. The Fund's subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund's advisor prior to 11/22/95.

CLASS A shares of the Fund were first publicly offered on 7/2/90. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95,so actual performance may have been higher. Class A shares are subject to a maximum annual 0.25% asset-based sales charge, which is currently subject to a voluntary rate reduction as described in the Prospectus.

CLASS B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "10-year" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


              17 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to


              18 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

exceptions described in the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                               BEGINNING       ENDING          EXPENSES
                               ACCOUNT         ACCOUNT         PAID DURING
                               VALUE           VALUE           6 MONTHS ENDED
                               (6/1/04)        (11/30/04)      NOVEMBER 30, 2004
--------------------------------------------------------------------------------
Class A Actual                 $1,000.00       $1,115.30       $ 8.17
--------------------------------------------------------------------------------
Class A Hypothetical            1,000.00        1,017.30         7.80
--------------------------------------------------------------------------------
Class B Actual                  1,000.00        1,110.80        12.90
--------------------------------------------------------------------------------
Class B Hypothetical            1,000.00        1,012.85        12.30
--------------------------------------------------------------------------------
Class C Actual                  1,000.00        1,110.50        12.68
--------------------------------------------------------------------------------
Class C Hypothetical            1,000.00        1,013.05        12.10
--------------------------------------------------------------------------------
Class N Actual                  1,000.00        1,113.80        10.25
--------------------------------------------------------------------------------
Class N Hypothetical            1,000.00        1,015.35         9.77


Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended November 30, 2004 are as follows:

CLASS      EXPENSE RATIOS
-------------------------
Class A        1.54%
-------------------------
Class B        2.43
-------------------------
Class C        2.39
-------------------------
Class N        1.93
-------------------------
--------------------------------------------------------------------------------


             19 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  November 30, 2004
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--97.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.2%
--------------------------------------------------------------------------------
AUTO COMPONENTS--2.0%
Continental AG                                         132,000      $ 8,063,343
--------------------------------------------------------------------------------
AUTOMOBILES--1.3%
Toyota Motor Corp.                                     139,000        5,213,935
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Compass Group plc                                      626,300        2,743,728
--------------------------------------------------------------------------------
Royal Caribbean
Cruises Ltd.                                           108,800        5,407,360
                                                                    ------------
                                                                      8,151,088

--------------------------------------------------------------------------------
MEDIA--3.1%
EMI Group plc                                        1,171,100        5,410,155
--------------------------------------------------------------------------------
Vivendi Universal SA 1                                 236,600        6,982,701
                                                                    ------------
                                                                     12,392,856

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--6.8%
Christian Dior SA                                      114,000        7,171,422
--------------------------------------------------------------------------------
Luxottica
Group SpA                                              408,300        7,968,217
--------------------------------------------------------------------------------
Sanyo Shokai Ltd.                                      250,000        1,401,778
--------------------------------------------------------------------------------
Swatch Group
AG (The)                                               398,000       11,208,809
                                                                    ------------
                                                                     27,750,226

--------------------------------------------------------------------------------
CONSUMER STAPLES--9.5%
--------------------------------------------------------------------------------
BEVERAGES--5.3%
Diageo plc                                             530,200        7,416,518
--------------------------------------------------------------------------------
Kinki Coca-Cola
Bottling Co. Ltd.                                       97,300          872,726
--------------------------------------------------------------------------------
Mikuni Coca-Cola
Bottling Co. Ltd.                                      135,000        1,281,716
--------------------------------------------------------------------------------
Pernod-Ricard SA                                        78,400       11,704,464
                                                                    ------------
                                                                     21,275,424

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--3.3%
Ito-Yokado Co. Ltd.                                        300           11,894
--------------------------------------------------------------------------------
Tesco plc                                            2,275,000       13,107,443
                                                                    ------------
                                                                     13,119,337

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.9%
Cadbury
Schweppes plc                                          424,600        3,789,188
--------------------------------------------------------------------------------
ENERGY--8.2%
--------------------------------------------------------------------------------
OIL & GAS--8.2%
BP plc                                                 873,000        8,908,504
--------------------------------------------------------------------------------
Petro-Canada                                           146,000        8,345,847
--------------------------------------------------------------------------------
Total SA, B Shares                                      72,600       15,895,929
                                                                    ------------
                                                                     33,150,280

--------------------------------------------------------------------------------
FINANCIALS--21.3%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.3%
Credit Suisse
Group 1                                                101,900        3,973,903
--------------------------------------------------------------------------------
Deutsche Bank AG                                        63,000        5,339,203
                                                                    ------------
                                                                      9,313,106

--------------------------------------------------------------------------------
COMMERCIAL BANKS--11.2%
Aareal Bank AG                                          80,400        2,458,327
--------------------------------------------------------------------------------
Banco Popolare
di Verona e
Novara Scrl                                            534,100       10,217,369
--------------------------------------------------------------------------------
Bank of East
Asia Ltd.                                            1,413,000        4,443,168
--------------------------------------------------------------------------------
Barclays plc                                           563,600        5,815,861
--------------------------------------------------------------------------------
BNP Paribas SA                                         111,000        7,717,566
--------------------------------------------------------------------------------
Credit Agricole SA                                     201,800        5,977,121
--------------------------------------------------------------------------------
Joyo Bank
Ltd. (The)                                             674,000        3,156,970
--------------------------------------------------------------------------------
Shinsei Bank Ltd.                                      823,800        5,507,744
                                                                    ------------
                                                                     45,294,126

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
Deutsche
Boerse AG                                              208,000       12,324,283
--------------------------------------------------------------------------------
Nomura Securities
Co. Ltd.                                               310,000        4,359,069
                                                                    ------------
                                                                     16,683,352


             20 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

                                                                          VALUE
                                                         SHARES      SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE--3.7%
Aegon NV                                                320,000    $  3,956,295
--------------------------------------------------------------------------------
Axa SA                                                  239,600       5,612,397
--------------------------------------------------------------------------------
Swiss
Reinsurance Co.                                          80,000       5,344,797
                                                                   -------------
                                                                     14,913,489

--------------------------------------------------------------------------------
HEALTH CARE--8.9%
--------------------------------------------------------------------------------
PHARMACEUTICALS--8.9%
Actelion Ltd. 1                                          56,700       5,223,285
--------------------------------------------------------------------------------
Shire Pharmaceuticals
Group plc                                             1,090,000      10,924,995
--------------------------------------------------------------------------------
Takeda
Pharmaceutical
Co. Ltd.                                                326,000      16,029,931
--------------------------------------------------------------------------------
Yamanouchi
Pharmaceutical
Co. Ltd.                                                100,000       3,653,856
                                                                   -------------
                                                                     35,832,067

--------------------------------------------------------------------------------
INDUSTRIALS--7.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%
Bombardier, Inc.,
Cl. B                                                 1,564,800       3,034,860
--------------------------------------------------------------------------------
BUILDING PRODUCTS--1.7%
Wienerberger AG                                         154,000       6,837,902
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.0%
Siemens AG                                               98,500       7,889,491
--------------------------------------------------------------------------------
MACHINERY--2.8%
SKF AB, B Shares                                        269,000      11,452,602
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.6%
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.4%
NEC Corp.                                               985,000       5,446,431
--------------------------------------------------------------------------------
OFFICE ELECTRONICS--2.1%
Canon Sales Co., Inc.                                   346,600       4,968,029
--------------------------------------------------------------------------------
Canon, Inc.                                              73,800       3,700,578
                                                                   -------------
                                                                      8,668,607

--------------------------------------------------------------------------------
SOFTWARE--3.1%
Dassault
Systemes SA                                             143,300       7,427,713
--------------------------------------------------------------------------------
Sage Group
plc (The)                                             1,397,050       5,152,506
                                                                   -------------
                                                                     12,580,219
--------------------------------------------------------------------------------
MATERIALS--11.0%
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--3.5%
Boral Ltd.                                            1,009,300       5,374,948
--------------------------------------------------------------------------------
Fletcher
Building Ltd.                                         1,947,000       8,602,609
                                                                   -------------
                                                                     13,977,557

--------------------------------------------------------------------------------
METALS & MINING--7.5%
Alcan, Inc.                                              78,000       3,975,968
--------------------------------------------------------------------------------
Arcelor                                                 288,000       6,344,110
--------------------------------------------------------------------------------
Boehler-
Uddeholm AG                                              60,100       7,124,411
--------------------------------------------------------------------------------
Rio Tinto plc                                           447,426      13,107,282
                                                                   -------------
                                                                     30,551,771

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.1%
Deutsche
Telekom AG 1                                            582,900      12,367,521
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--6.5%
NTT DoCoMo, Inc.                                          8,837      15,371,682
--------------------------------------------------------------------------------
Vodafone
Group plc                                             4,058,022      11,011,640
                                                                   -------------
                                                                     26,383,322
                                                                   -------------
Total Common Stocks
(Cost $329,959,802)                                                 394,132,100

                                                      PRINCIPAL
                                                         AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM NOTES--1.6%
--------------------------------------------------------------------------------
Federal Home
Loan Bank,
1.85%, 12/1/04
(Cost $6,601,000)                                  $  6,601,000       6,601,000

--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $336,560,802)                                        99.1%    400,733,100
--------------------------------------------------------------------------------
OTHER ASSETS NET
OF LIABILITIES                                              0.9       3,556,914
                                                   -----------------------------
NET ASSETS                                                100.0%   $404,290,014
                                                   =============================


             21 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                       VALUE         PERCENT
--------------------------------------------------------------------------------
United Kingdom                                     $ 87,387,820           21.8%
Japan                                                70,976,339           17.7
France                                               68,489,313           17.1
Germany                                              48,442,168           12.1
Switzerland                                          25,750,794            6.4
Italy                                                18,185,586            4.5
Canada                                               15,356,675            3.8
Austria                                              13,962,313            3.5
Sweden                                               11,452,602            2.9
New Zealand                                           8,602,609            2.2
United States                                         6,601,000            1.6
Luxembourg                                            6,344,110            1.6
Liberia                                               5,407,360            1.4
Australia                                             5,374,948            1.3
Hong Kong                                             4,443,168            1.1
The Netherlands                                       3,956,295            1.0
                                                   -----------------------------
Total                                              $400,733,100          100.0%
                                                   =============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              22 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2004
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value (cost $336,560,802)--see accompanying statement of investments   $ 400,733,100
-----------------------------------------------------------------------------------------------------
Cash                                                                                         429,454
-----------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                           2,832,752
Interest and dividends                                                                       862,678
Shares of capital stock sold                                                                 523,004
Other                                                                                         50,000
                                                                                       --------------
Total assets                                                                             405,430,988

-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                         20,095
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                             733,413
Distribution and service plan fees                                                           156,805
Transfer and shareholder servicing agent fees                                                 75,398
Directors' compensation                                                                       60,882
Shareholder communications                                                                    49,646
Other                                                                                         44,735
                                                                                       --------------
Total liabilities                                                                          1,140,974

-----------------------------------------------------------------------------------------------------
NET ASSETS                                                                             $ 404,290,014
                                                                                       ==============

-----------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Par value of shares of capital stock                                                   $     224,470
-----------------------------------------------------------------------------------------------------
Additional paid-in capital                                                               350,805,811
-----------------------------------------------------------------------------------------------------
Accumulated net investment income                                                            417,818
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions           (11,394,997)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                             64,236,912
                                                                                       --------------
NET ASSETS                                                                             $ 404,290,014
                                                                                       ==============


              23 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES   Continued
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $310,362,609 and
16,978,239 shares of capital stock outstanding)                                                   $18.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $19.40
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $47,738,522 and 2,785,837 shares of
capital stock outstanding)                                                                        $17.14
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $40,169,333 and 2,350,311 shares of
capital stock outstanding)                                                                        $17.09
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $6,019,550 and 332,649 shares of
capital stock outstanding)                                                                        $18.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


             24 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2004
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $806,093)           $ 7,249,484
-------------------------------------------------------------------------------
Interest                                                                73,753
                                                                   ------------
Total investment income                                              7,323,237

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Management fees                                                      2,718,622
-------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                672,864
Class B                                                                481,547
Class C                                                                355,247
Class N                                                                 20,988
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                568,865
Class B                                                                135,808
Class C                                                                 99,461
Class N                                                                 13,015
-------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 48,948
Class B                                                                 36,911
Class C                                                                 15,173
Class N                                                                  1,261
-------------------------------------------------------------------------------
Administrative fees                                                    906,232
-------------------------------------------------------------------------------
Custodian fees and expenses                                             75,293
-------------------------------------------------------------------------------
Directors' compensation                                                 35,936
-------------------------------------------------------------------------------
Other                                                                  138,118
                                                                   ------------
Total expenses                                                       6,324,289
Less reduction to custodian expenses                                    (1,570)
Less payments and waivers of expenses                                     (270)
                                                                   ------------
Net expenses                                                         6,322,449

-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                1,000,788


             25 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENT OF OPERATIONS   Continued
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                               $15,693,102
Closing and expiration of option contracts written                             81,495
Foreign currency transactions                                              16,059,085
Net increase from payment by affiliate                                        172,926
                                                                          ------------
Net realized gain                                                          32,006,608
--------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 8,477,305
Translation of assets and liabilities denominated in foreign currencies    15,009,957
                                                                          ------------
Net change in unrealized appreciation                                      23,487,262

--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $56,494,658
                                                                          ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


             26 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                           2004             2003
----------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------
Net investment income                                    $   1,000,788    $     784,797
----------------------------------------------------------------------------------------
Net realized gain                                           32,006,608       22,332,566
----------------------------------------------------------------------------------------
Net change in unrealized appreciation                       23,487,262       40,624,806
                                                         -------------------------------
Net increase in net assets resulting from operations        56,494,658       63,742,169

----------------------------------------------------------------------------------------
CAPITAL STOCK TRANSACTIONS
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
capital stock transactions:
Class A                                                     21,651,459        7,457,176
Class B                                                    (11,968,648)     (23,417,899)
Class C                                                      3,836,980       (1,075,505)
Class N                                                      3,062,769          769,358

----------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------
Total increase                                              73,077,218       47,475,299
----------------------------------------------------------------------------------------
Beginning of period                                        331,212,796      283,737,497
                                                         -------------------------------
End of period (including accumulated net investment
income (loss) of $417,818 and $(47,092), respectively)   $ 404,290,014    $ 331,212,796
                                                         ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              27 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED NOVEMBER 30,                2004          2003          2002           2001           2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  15.62      $  12.58      $  14.76       $  17.93       $  22.05
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .08 1         .06           .02            .02            .10
Net realized and unrealized gain (loss)           2.58          2.98         (2.20)         (1.62)           .24
                                              ---------------------------------------------------------------------
Total from investment operations                  2.66          3.04         (2.18)         (1.60)           .34
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                --            --            --             --           (.22)
Distributions from net realized gain                --            --            --          (1.57)         (4.24)
                                              ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     --            --            --          (1.57)         (4.46)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  18.28      $  15.62      $  12.58       $  14.76       $  17.93
                                              =====================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               17.03%        24.17%       (14.77)%       (10.04)%         1.47%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $310,363      $245,349      $191,096       $238,882       $285,836
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $274,682      $203,459      $216,977       $269,338       $325,539
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                             0.48%         0.51%         0.09%          0.12%          0.47%
Total expenses                                    1.54% 4       1.59% 4,5     1.66% 4,5      1.71% 4        1.70% 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             87%          150%           75%            71%           104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

              28 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS B    YEAR ENDED NOVEMBER 30,                2004          2003          2002           2001           2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  14.78      $  12.00      $  14.18       $  17.38       $  21.50
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                               (.06) 1       (.15)         (.11)          (.08)          (.02)
Net realized and unrealized gain (loss)           2.42          2.93         (2.07)         (1.55)           .25
                                              ---------------------------------------------------------------------
Total from investment operations                  2.36          2.78         (2.18)         (1.63)           .23
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                --            --            --             --           (.11)
Distributions from net realized gain                --            --            --          (1.57)         (4.24)
                                              ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     --            --            --          (1.57)         (4.35)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  17.14      $  14.78      $  12.00       $  14.18       $  17.38
                                              =====================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               15.97%        23.17%       (15.37)%       (10.57)%         0.91%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $ 47,739      $ 52,459      $ 65,144       $ 93,590       $114,765
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $ 48,168      $ 55,378      $ 79,996       $105,464       $128,686
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                              (0.41)%       (0.31)%       (0.63)%        (0.48)%        (0.09)%
Total expenses                                    2.43%         2.47%         2.36%          2.31%          2.24%
Expenses after payments and waivers and
reduction to custodian expenses                    N/A 4        2.44%          N/A 4,5        N/A            N/A 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             87%          150%           75%            71%           104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              29 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED NOVEMBER 30,               2004          2003          2002           2001           2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  14.73      $  11.96      $  14.14       $  17.33       $  21.46
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                               (.06) 1       (.05)         (.12)          (.07)          (.02)
Net realized and unrealized gain (loss)           2.42          2.82         (2.06)         (1.55)           .25
                                              ---------------------------------------------------------------------
Total from investment operations                  2.36          2.77         (2.18)         (1.62)           .23
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                --            --            --             --           (.12)
Distributions from net realized gain                --            --            --          (1.57)         (4.24)
                                              ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                     --            --            --          (1.57)         (4.36)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $  17.09      $  14.73      $  11.96       $  14.14       $  17.33
                                              =====================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               16.02%        23.16%       (15.42)%       (10.54)%         0.91%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)      $ 40,169      $ 31,076      $ 26,361       $ 39,429       $ 45,179
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $ 35,555      $ 26,952      $ 33,801       $ 42,552       $ 51,539
Ratios to average net assets: 3
Net investment loss                              (0.36)%       (0.33)%       (0.63)%        (0.48)%        (0.10)%
Total expenses                                    2.39%         2.46%         2.37%          2.31%          2.24%
Expenses after payments and waivers and
reduction to custodian expenses                    N/A 4,5      2.43%          N/A 4,5        N/A 4          N/A 4
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             87%          150%           75%            71%           104%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              30 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

CLASS N    YEAR ENDED NOVEMBER 30,                       2004         2003         2002        2001 1
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 15.52      $ 12.54      $ 14.76       $ 16.58
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              .03 2        .01         (.01)           -- 3
Net realized and unrealized gain (loss)                  2.55         2.97        (2.21)        (1.82)
                                                      -------------------------------------------------
Total from investment operations                         2.58         2.98        (2.22)        (1.82)
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --           --           --            --
Distributions from net realized gain                       --           --           --            --
                                                      -------------------------------------------------
Total dividends and/or distributions
to shareholders                                            --           --           --            --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 18.10      $ 15.52      $ 12.54       $ 14.76
                                                      =================================================

-------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 4                      16.62%       23.76%      (15.04)%      (10.98)%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 6,020      $ 2,329      $ 1,137       $   522
-------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 4,210      $ 1,637      $ 1,058       $   275
-------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income (loss)                             0.19%        0.17%       (0.02)%       (0.05)%
Total expenses                                           1.91%        2.04%        1.90%         1.81%
Expenses after payments and waivers and reduction
to custodian expenses                                     N/A 6,7     1.92%         N/A 6,7       N/A 6
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    87%         150%          75%           71%


1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5. Annualized for periods of less than one full year.

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


              31 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest International Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors.

      The Fund offers Class A, Class B, Class C and Class N shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Directors. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures


              32 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Directors.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.


              33 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
    UNDISTRIBUTED   UNDISTRIBUTED            ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT      LONG-TERM                   LOSS     FOR FEDERAL INCOME
    INCOME                   GAIN   CARRYFORWARD 1,2,3,4           TAX PURPOSES
    ---------------------------------------------------------------------------
    $454,835                  $--            $10,473,589            $64,180,453


1. As of November 30, 2004, the Fund had $10,412,287 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of November 30, 2004, details of the capital loss carryforward was as follows:

                        EXPIRING
                        --------------------------
                        2010           $10,412,287

2. The Fund had $61,302 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended November 30, 2004,the Fund utilized $32,524,665 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended November 30, 2003,the Fund utilized $20,399,474 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for November 30, 2004. Net assets of the Fund were unaffected by the reclassifications.

                        REDUCTION TO                 REDUCTION TO
                        ACCUMULATED                   ACCUMULATED
                        NET INVESTMENT          NET REALIZED LOSS
                        INCOME                     ON INVESTMENTS
                        -----------------------------------------
                        $535,878                         $535,878


No distributions were paid during the years ended November 30, 2004 and November 30, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


              34 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

            Federal tax cost of securities            $ 336,617,261
            Federal tax cost of other investments        (2,812,814)
                                                      -------------
            Total federal tax cost                    $ 333,804,447
                                                      =============
            Gross unrealized appreciation             $  75,419,897
            Gross unrealized depreciation               (11,239,444)
                                                      -------------
            Net unrealized appreciation               $  64,180,453
                                                      =============

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended November 30, 2004, the Fund's projected benefit obligations were increased by $5,814 and payments of $1,222 were made to retired directors, resulting in an accumulated liability of $51,685 as of November 30, 2004.

      The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.



              35 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF CAPITAL STOCK

The Fund has authorized 100 million shares of $0.01 par value capital stock in the aggregate to be apportioned among each class of shares. Transactions in shares of capital stock were as follows:

                             YEAR ENDED NOVEMBER 30, 2004      YEAR ENDED NOVEMBER 30, 2003
                                SHARES             AMOUNT         SHARES             AMOUNT
--------------------------------------------------------------------------------------------
CLASS A
Sold                         4,431,949      $  74,340,632      8,676,830      $ 110,860,888
Redeemed                    (3,157,872)       (52,689,173) 1  (8,165,976)      (103,403,712)
                            ----------------------------------------------------------------
Net increase                 1,274,077      $  21,651,459        510,854      $   7,457,176
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS B
Sold                           743,187      $  11,754,904        706,097      $   8,800,023
Redeemed                    (1,507,809)       (23,723,552) 1  (2,585,927)       (32,217,922)
                            ----------------------------------------------------------------
Net decrease                  (764,622)     $ (11,968,648)    (1,879,830)     $ (23,417,899)
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS C
Sold                           715,368      $  11,265,219        499,414      $   6,222,943
Redeemed                      (474,473)        (7,428,239) 1    (593,850)        (7,298,448)
                            ----------------------------------------------------------------
Net increase (decrease)        240,895      $   3,836,980        (94,436)     $  (1,075,505)
                            ================================================================

--------------------------------------------------------------------------------------------
CLASS N
Sold                           243,920      $   4,086,734        116,973      $   1,569,327
Redeemed                       (61,310)        (1,023,965) 1     (57,645)          (799,969)
                            ----------------------------------------------------------------
Net increase                   182,610      $   3,062,769         59,328      $     769,358
                            ================================================================

1. Net of redemption fees of $2,630, $461, $341 and $40 for Class A, Class B, Class C and Class N, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2004, were $320,952,570 and $309,300,758, respectively.


              36 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $400 million of average annual net assets of the Fund, 0.65% of the next $400 million, 0.60% of the next $400 million and 0.55% of average annual net assets in excess of $1.2 billion. Prior to January 1, 2004, the annual advisory fee rate was 0.75% of the first $400 million of average annual net assets of the Fund, 0.70% of the next $400 million, and 0.65% of average annual net assets in excess of $800 million.

--------------------------------------------------------------------------------
ADMINISTRATION FEES. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the average annual net assets of the Fund. During the year ended November 30, 2004, the Fund paid $906,245 to the Manager for administration services.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
SUB-ADVISOR FEES. The Manager retains OpCap Advisors (the Sub-Advisor) to provide the day-to-day portfolio management of the Fund. The Manager pays the Sub-Advisor a monthly fee based on the fee schedule set forth in the Fund's prospectus. For the year ended November 30, 2004, the Manager paid $940,828 to the Sub-Advisor for its services to the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended November 30, 2004, the Fund paid $810,702 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of up to 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset- based sales charge to the Distributor. Beginning January 1, 2003, the Board of Directors set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual


              37 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES   Continued

asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Directors and its independent directors must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at November 30, 2004 for Class B, Class C and Class N shares were $225,685, $1,088,989 and $82,683, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                                CLASS A            CLASS B            CLASS C            CLASS N
                             CLASS A         CONTINGENT         CONTINGENT         CONTINGENT         CONTINGENT
                           FRONT-END           DEFERRED           DEFERRED           DEFERRED           DEFERRED
                       SALES CHARGES      SALES CHARGES      SALES CHARGES      SALES CHARGES      SALES CHARGES
                         RETAINED BY        RETAINED BY        RETAINED BY        RETAINED BY        RETAINED BY
YEAR ENDED               DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR        DISTRIBUTOR
----------------------------------------------------------------------------------------------------------------
November 30, 2004           $146,341               $656            $97,095             $7,745             $6,075

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $172,926, an amount equivalent to certain of such commissions incurred in prior years.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended November 30, 2004, OFS waived $53 and $217 for Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and


              38 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of November 30, 2004, the Fund had outstanding foreign currency contracts as follows:

                                                     CONTRACT    VALUATION AS OF
                                    EXPIRATION         AMOUNT       NOVEMBER 30,       UNREALIZED
CONTRACT DESCRIPTION                     DATES         (000S)               2004     DEPRECIATION
-------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
British Pound Sterling (GBP)           12/2/04       1,098GBP         $2,097,431          $19,866
Japanese Yen (JPY)                     12/3/04      75,668JPY            735,478              229
                                                                                          -------
Total unrealized depreciation                                                             $20,095
                                                                                          =======

--------------------------------------------------------------------------------
6. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Contracts subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security [or commodity] increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


             39 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. OPTION ACTIVITY   Continued

Written option activity for the year ended November 30, 2004 was as follows:

                                               CALL OPTIONS
                                 --------------------------
                                 NUMBER OF        AMOUNT OF
                                 CONTRACTS         PREMIUMS
--------------------------------------------------------------------------------
Options outstanding as of
November 30, 2003                       --         $     --
Options written                        400           81,495
Options closed or expired             (400)         (81,495)
                                      ---------------------
Options outstanding as of
November 30, 2004                       --         $     --
                                      =====================

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and 31 present and former Directors/Trustees (collectively, the "Directors/Trustees") and nine present and former officers (collectively, the "Officers") of certain of the Funds. This complaint, filed in the U.S. District Court for the Southern District of New York on January 10, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the consolidated amended complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments, in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also like those prior complaints, the consolidated amended complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the Funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds, the Directors/Trustees or the Officers and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds believes that the allegations contained in the complaints are without merit and intends to defend these lawsuits vigorously.



              40 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

--------------------------------------------------------------------------------
8. SUBSEQUENT EVENT

The subadvisory agreement between the Manager and OpCap Advisors will terminate on December 31, 2004. Effective January 1, 2005, the Manager will assume day-to-day investment management of the Fund.


              41 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest International Value Fund, Inc., including the statement of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest International Value Fund, Inc. as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
January 11, 2005


              42 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      A portion, if any, of the dividends paid by the Fund during the fiscal year ended November 30, 2004 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $6,225,606 of the Fund's fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2005, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $823,821 of foreign income taxes paid by the Fund during the fiscal year ended November 30, 2004. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


              43 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


              44 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
FUND, LENGTH OF SERVICE, AGE      BY DIRECTOR; NUMBER OF PORTFOLIOS IN FUND COMPLEX CURRENTLY OVERSEEN BY DIRECTOR
INDEPENDENT                       THE ADDRESS OF EACH DIRECTOR IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
DIRECTORS                         CO 80112-3924. EACH DIRECTOR SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

THOMAS W. COURTNEY,               Principal of Courtney Associates, Inc. (venture capital firm); former General
Chairman of the Board             Partner of Trivest Venture Fund (private venture capital fund); former President
of Directors, Director            of Investment Counseling Federated Investors, Inc.; Trustee of the following
(since 1990)                      open-end investment companies: Cash Assets Trust, PIMCO ADVISORS VIT, Tax
Age: 71                           Free Trust of Arizona and 4 funds for the Hawaiian Tax Free Trust. Oversees 11 portfolios in the OppenheimerFunds complex.

PAUL Y. CLINTON,                  Principal of Clinton Management Associates, a financial and venture capital
Director (since 1990)             consulting firm; Trustee of the following open-end investment companies: Trustee of
Age: 73                           Capital Cash Management Trust, Prime Cash Fund, PIMCO ADVISORS VIT and
                                  Narragansett Insured Tax-Free Income Fund. Formerly a director of OCC Cash
                                  Reserves, Inc. (open-end investment company) (1989-December 2002). Oversees
                                  11 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Oversees 35 portfolios in the
Director (since 1998)             OppenheimerFunds complex.
Age: 71

LACY B. HERRMANN,                 Chairman and Chief Executive Officer of Aquila Management Corporation,
Director (since 1990)             the sponsoring organization and manager, administrator and/or sub-adviser to
Age: 75                           the following open-end investment companies, and Chairman of the Board of
                                  Trustees and President of each: Churchill Cash Reserves Trust, Aquila-Cascadia
                                  Equity Fund, Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free
                                  Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-
                                  Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, and
                                  Aquila Rocky Mountain Equity Fund and PIMCO ADVISORS VIT; Vice President,
                                  Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital
                                  Cash Management Trust ("CCMT"), and an Officer and Trustee/Director of its
                                  predecessors; President and Director of STCM Management Company, Inc.,
                                  sponsor and adviser to CCMT; Chairman, President and a Director of InCap
                                  Management Corporation, formerly sub-adviser and administrator of Prime
                                  Cash Fund and Short Term Asset Reserves; Trustee Emeritus of Brown University.
                                  Formerly Chairman of the Board of Trustees and President of Hawaiian Tax-Free
                                  Trust. Oversees 11 portfolios in the OppenheimerFunds complex.

BRIAN WRUBLE,                     General Partner (since September 1995) of Odyssey Partners, L.P. (hedge funds
Director (since 2001)             in distribution since 1/1/97); Director (since September 2004) of Special Value
Age: 61                           Opportunities Fund, LLC; Investment Advisory Board (since October 2004) of
                                  Zurich Financial Services; Board of Governing Trustees (since August 1990) of
                                  The Jackson Laboratory (genetics laboratory, non profit); Trustee (since May
                                  1992) of Institute for Advanced Study (educational institute); Formerly Special
                                  Limited Partner (1999-2004) and Managing Principal (through December 1998)
                                  of Odyssey Investment Partners, LLC (private equity investment); Trustee (2000-
                                  2002) of Research Foundation of AIMR (investment research, non-profit);
                                  Governor, Jerome Levy Economics Institute of Bard College (economics research) (August 1990-September 2001); Director of Ray & Berendtson, Inc.
                                  (executive search firm) (May 2000-April 2002). Oversees 10 portfolios in the
                                  OppenheimerFunds complex.


             45 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

DIRECTORS AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
OFFICERS                           THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. FREUD,
                                   MURPHY AND ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
                                   YORK, NY 10281-1008, AND FOR MR. WIXTED AND MR. VANDEHEY, 6803 S. TUCSON WAY,
                                   CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS
                                   EARLIER RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and director (since June 2001) and President
President (since 2001)             (since September 2000) of the Manager; President and a director or trustee
Age: 55                            of other Oppenheimer funds; President and a director (since July 2001) of
                                   Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                   Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                   Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                                   of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001) of
                                   OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of the
                                   Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                   Corporation, Trinity Investment Management Corporation and Tremont
                                   Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                   Corporation and OFI Private Investments, Inc. (since July 2001); President
                                   (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                   Asset Management, Inc.; Executive Vice President (since February 1997) of
                                   Massachusetts Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management LLC); a member of the Investment Company Institute's Board of Governors (elected to serve from October 3, 2003 through September 30, 2006). Formerly, Chief Operating
                                   Officer (September 2000-June 2001) of the Manager; President and trustee
                                   (November 1999-November 2001) of MML Series Investment Fund and
                                   MassMutual Institutional Funds (open-end investment companies); a director
                                   (September 1999-August 2000) of C.M. Life Insurance Company; President,
                                   Chief Executive Officer and director (September 1999-August 2000) of MML
                                   Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald
                                   Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald
                                   Isle Bancorp). Oversees 63 portfolios as Trustee/Director and 21 additional portfolios as Officer in the OppenheimerFunds complex.

DOMINIC FREUD,                     Vice President of the Manager since April 2003. An officer of 2 portfolios in the
Vice President and Portfolio       OppenheimerFunds complex. Formerly, a Partner and European Equity Portfolio
Manager (since 2005)               manager at SLS Management (January 2002 - February 2003) prior to which he
Age: 46                            was head of the European equities desk and managing director at SG Cowen
                                   (May 1994 - January 2002).


             46 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since 1999)            Treasurer of HarbourView Asset Management Corporation, Shareholder Financial
Age: 45                           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
                                  Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private Investments, Inc. (since March 2000), of OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc (since May 2000), of OFI Institutional
                                  Asset Management, Inc. (since November 2000), and of OppenheimerFunds
                                  Legacy Program (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of
                                  Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of Centennial Asset
                                  Management Corporation (March 1999-October 2003) and OppenheimerFunds
                                  Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer
                                  (March 1995-March 1999) at Bankers Trust Company-Mutual Fund Services
                                  Division. An officer of 84 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since
Secretary (since 2001)            February 2002) of the Manager; General Counsel and a director (since November
Age: 56                           2001) of the Distributor; General Counsel (since November 2001) of Centennial
                                  Asset Management Corporation; Senior Vice President and General Counsel
                                  (since November 2001) of HarbourView Asset Management Corporation;
                                  Secretary and General Counsel (since November 2001) of Oppenheimer
                                  Acquisition Corp.; Assistant Secretary and a director (since October 1997) of
                                  OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President
                                  and a director (since November 2001) of Oppenheimer Partnership Holdings,
                                  Inc.; a director (since November 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Senior Vice President, General Counsel and a director (since November 2001)
                                  of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private
                                  Investments, Inc. and OFI Trust Company; Vice President (since November 2001)
                                  of OppenheimerFunds Legacy Program; Senior Vice President and General
                                  Counsel (since November 2001) of OFI Institutional Asset Management, Inc.; a
                                  director (since June 2003) of OppenheimerFunds (Asia) Limited. Formerly Senior
                                  Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001)
                                  of the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-
                                  November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                  2001); and OppenheimerFunds International Ltd. (October 1997-November
                                  2001). An officer of 84 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President and                Manager; Vice President (since June 1983) of OppenheimerFunds Distributor,
Chief Compliance Officer          Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.
(since 2004)                      Formerly (until February 2004) Vice President and Director of Internal Audit of
Age: 54                           the Manager. An officer of 84 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


             47 | OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC .

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Directors of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)           Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $15,000 in fiscal 2004 and $15,000 in fiscal 2003.

(b)           Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others:  internal control reviews.

(c)           Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)           All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $42 in fiscal 2004 and $45 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees include the cost to the principal accountant of attending audit committee meetings.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

(f)           Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $45,583 in fiscal 2004 and $5,045 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The Board is responsible for approving nominees for election as directors. To assist in this task, the Board has designated the Audit Committee as the nominating committee for the Board. It reviews and recommends nominees to the Board. The Committee is comprised entirely of disinterested directors as defined in Section 2(a)(19) of the Investment Company Act of 1940.


         The Audit Committee charter describes the responsibilities of the Committee in nominating candidates for election as independent Directors of the Registrant. The Registrant's Board has adopted a written charter for the Committee. A current copy of the Audit Committee charter is available to shareholders on the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM.


          Under the current policy, if the Board determines that a vacancy exists or is likely to exist on the Board, the Audit Committee of the Board will consider candidates for Board membership including recommended by Registrant shareholders. The Audit Committee will consider nominees recommended by independent Board members or recommended by any other Board members including Board members affiliated with the Registrant's investment advisors. The Committee may, upon Board approval, retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Audit Committee may also use the services of legal, financial, or other external counsel that it deems necessary or desirable in the screening process. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., 6803 South Tucson Way, Centennial, CO 80112, to the attention of the Board of Directors of the named Registrant, c/o the Secretary of the Registrant.


         The Committee's process for identifying and evaluating nominees for directors includes a number of factors. In screening candidates for board membership, whether the candidate is suggested by Board members, shareholders or others, the Committee considers the candidate's professional experience, soundness of judgment, integrity, ability to make independent, analytical inquiries, collegiality, willingness and ability to devote the time required to perform Board activities adequately, ability to represent the interests of all shareholders of the Registrant, and diversity relative to the board's composition. Candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of November 30, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

(B)           EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)